UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

FLAGSTAR FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

102 Duffy Avenue, Hicksville, New York 11801

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	FLG	New York Stock Exchange
Bifurcated Option Note Unit SecuritiES SM	FLG RPU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	FLG RPA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Board of Directors

On December 11, 2024, Brian Callanan was appointed to the Board of Directors (the “Board”) of Flagstar Financial, Inc. (“FLG” or the “Company”) and Flagstar Bank, N.A., a wholly owned subsidiary of the Company (the “Bank”), effective December 16, 2024. Mr. Callanan was appointed to fill the vacancy resulting from the previously disclosed resignation of Peter Schoels with a term that expires at the Company’s 2025 annual meeting of stockholders.

Mr. Callanan currently serves as Managing Director and General Counsel at Liberty Strategic Capital, a Washington, D.C.-based private equity firm with approximately $3 billion in assets under management. He serves on the firm’s Investment Committee, leads its legal function, and plays an active role in the firm’s financial sector investment efforts. Prior to joining Liberty, Mr. Callanan served as General Counsel of the U.S. Department of the Treasury from 2019 to 2021, leading a team of approximately 2,000 lawyers across the department and its bureaus. As Chief Legal Officer, Mr. Callanan played a key role on major Treasury initiatives including the implementation of historic economic rescue programs in response to COVID-19, the design of new economic sanctions, the expansion of national security reviews of foreign investment, and the implementation of tax reform. As Deputy General Counsel, Mr. Callanan managed major litigation and advised on regulatory reform efforts, among other responsibilities. Prior to his public service, Mr. Callanan previously worked in private practice as a litigator in Washington, DC, and previously served as Staff Director and General Counsel of the U.S. Senate Permanent Subcommittee on Investigations and served as a senior advisor to Senator Rob Portman.

Mr. Callanan was appointed as a director of the Company and the Bank pursuant to the terms of the previously disclosed investment agreement, dated as of March 7, 2024, by and between the Company and affiliates of funds managed by Liberty 77 Capital L.P. (the “Investment Agreement”). A description of the Investment Agreement is included in the Company’s Current Report on Form 8-K filed on March 14, 2024 and is incorporated herein by reference.

Mr. Callanan was not appointed to serve on any committee of the Board of Directors in connection with his appointment as a director.

In connection with his appointment, Mr. Callanan will be entitled to receive the standard remuneration provided to the Company’s non-employee directors, which includes an annual cash retainer of $75,000 and an annual equity award totaling $115,000. No material plan, contract or arrangement has been entered into, or materially amended, in connection with Mr. Callanan’s appointment as a director and no grant or award has been made to Mr. Callanan under any such plan, contract or arrangement in connection with his appointment as a director. In the event of such entry into, or amendment of, a material plan, contract or arrangement in connection with Mr. Callanan’s appointment as a director, the Company will file an amendment to this report within four business days thereof. Except as set forth above, there have been no transactions directly or indirectly involving Mr. Callanan that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities and Exchange Commission (the “SEC”).

Chief Financial Officer

On December 13, 2024, the Company announced that Lee M. Smith will be appointed Senior Executive Vice President and Chief Financial Officer of the Company and the Bank, effective December 27, 2024. Mr. Smith succeeds Craig Gifford, who advised the Company on December 11, 2024 of his intention to resign from his position of Senior Executive Vice President and Chief Financial Officer of the Company and the Bank effective December 27, 2024. Mr. Gifford’s resignation was not the result, in whole or in part, of any disagreement with the Company or the Bank on any matters relating to the Company’s or Bank’s operations, policies or practices. Mr. Gifford will remain with the Company and Bank through March 31, 2025 and will work closely with Mr. Smith during the transition period.

Mr. Smith, age 50, joined the former Flagstar Bancorp, Inc. (“Flagstar”) in 2013 as Executive Vice President and Chief Operating Officer and was appointed Senior Executive Vice President and President of Mortgage in September 2020. Following the merger of Flagstar with and into the Company on December 1, 2022, he retained that position. As the Chief Operating Officer, he played an integral role in the turnaround of Flagstar in addition to his responsibilities for several key business units as well as strategy, balance sheet and cost optimization, and mergers and acquisitions. Prior to joining Flagstar, Mr. Smith was a partner with MatlinPatterson Global Advisers LLC, a private equity fund based in New York, where he managed a number of portfolio companies across a multitude of industries and sat on various boards.

Compensation information relating to Mr. Smith can be found in the Company’s definitive proxy statement on Schedule 14A, filed with the SEC on April 26, 2024, The Company has not entered into, nor amended, any material plan, contract or arrangement to which Mr. Smith is a party or in which he participates in connection with his appointment as Senior Executive Vice President and Chief Financial Officer, and no grant or award has been made to Mr. Smith under any such plan, contract or arrangement in connection with his appointment as Senior Executive Vice President and Chief Financial Officer. In the event of such entry into, or amendment of, a material plan, contract or arrangement in connection with Mr. Smith’s appointment, the Company will file an amendment to this report within four business days thereof.

There are no family relationships between Mr. Smith and any director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which he has been selected as an executive officer of the Company. Except as provided above, there have been no transactions directly or indirectly involving Mr. Smith that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K of the SEC.

Item 8.01.	Other Events.

On December 13, 2024, the Company issued press releases announcing the appointment of Mr. Callanan to the Boards of the Company and the Bank, and the appointment of Mr. Smith as Senior Executive Vice President and Chief Financial Officer, respectively. Copies of the press releases are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

The following exhibits are filed herewith:

99.1	Press Release, dated December 13, 2024

99.2	Press Release, dated December 13, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statements Regarding Forward-Looking Statements

This Form 8-K may include forward-looking statements by the Company and our authorized officers pertaining to such matters as our goals, beliefs, intentions, and expectations regarding (a) revenues, earnings, loan production, asset quality, liquidity position, capital levels, risk analysis, divestitures, acquisitions, and other material transactions, among other matters; (b) the future costs and benefits of the actions we may take; (c) our assessments of credit risk and probable losses on loans and associated allowances and reserves; (d) our assessments of interest rate and other market risks; (e) our ability to execute on our strategic plan, including the sufficiency of our internal resources, procedures and systems; (f) our ability to attract, incentivize, and retain key personnel and the roles of key personnel; (g) our ability to achieve our financial and other strategic goals, including those related to our merger with Flagstar Bancorp, Inc., which was completed on December 1, 2022, our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, and our ability to fully and timely implement the risk management programs institutions greater than $100 billion in assets must maintain; (h) the effect on our capital ratios of the approval of certain proposals approved by our shareholders during our 2024 annual meeting of shareholders; (i) the conversion or exchange of shares of the Company’s preferred stock; (j) the payment of dividends on shares of the Company’s capital stock, including adjustments to the amount of dividends payable on shares of the Company’s preferred stock; (k) the availability of equity and dilution of existing equity holders associated with amendments to the 2020 Omnibus Incentive Plan; (l) the effects of the reverse stock split; and (m) transactions relating to the sale of our mortgage business and mortgage warehouse business.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” “confident,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward-looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results.

Our forward-looking statements are subject to, among others, the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities, credit and financial markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios, including associated allowances and reserves; changes in future allowance for credit losses, including changes required under relevant accounting and regulatory requirements; the ability to pay future dividends; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; recent turnover in our Board of Directors and our executive management team; changes in our strategic plan, including changes in our internal resources, procedures and systems, and our ability to successfully implement such plan; changes in competitive pressures among financial institutions or from non-financial institutions; changes in legislation, regulations, and policies; the imposition of restrictions on our operations by bank regulators; the outcome of pending or threatened litigation, or of investigations or any other matters before regulatory agencies, whether currently existing or commencing in the future; the success of our blockchain and fintech activities, investments and strategic partnerships; the restructuring of our mortgage business; our ability to recognize anticipated expense reductions and enhanced efficiencies with respect to our recently announced strategic workforce reduction; the impact of failures or disruptions in or breaches of the Company’s operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, military conflict (including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas, the possible expansion of such conflicts and potential geopolitical consequences), terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed on December 1, 2022, and our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction: the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. Additionally, there can be no assurance that the Community Benefits Agreement entered into with NCRC, which was contingent upon the closing of the Company’s merger with Flagstar Bancorp, Inc., will achieve the results or outcome originally expected or anticipated by us as a result of changes to our business strategy, performance of the U.S. economy, or changes to the laws and regulations affecting us, our customers, communities we serve, and the U.S. economy (including, but not limited to, tax laws and regulations).

More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10-K/A for the year ended December 31, 2023, Quarterly Report on Forms 10-Q for the quarters ended March 31, 2024, June 30, 2024, and September 30, 2024 and in other SEC reports we file. Our forward-looking statements may also be subject to other risks and uncertainties, including those in our SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2024	FLAGSTAR FINANCIAL, INC.

/s/ Salvatore J. DiMartino
Salvatore J. DiMartino
Executive Vice President
Director of Investor Relations